UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006

Medusa Style Corporation
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-50480	98-0389557
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

580 Hornby Street, Suite 210, Vancouver, British
Columbia, Canada V6C 3B6

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 687-6991

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

ITEM 5.02	Departure of Directors or Principal Officers: Election of Directors; Appointment of
Principal officers

SIGNATURES

ITEM 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)        On December 1, 2006, Janis Douville resigned as the Chief Financial Officer, Secretary-Treasurer, Principal Accounting Officer and Director of Medusa Style Corporation (the “Company”). Mrs. Douville has resigned from her positions to pursue other personal interests. At the time of her resignation, Janis Douville is not owed any compensation for her services rendered to the Company.

(c)        On December 1, 2006 Mr. Bruce Schmidt assumed the positions of Chief Financial Officer, Secretary-Treasurer and Principal Accounting Officer of the Company, vacated by Mrs. Douville. He continues to serve as President, Chief Executive Officer and the sole member of the Board of Directors of Medusa Style Corporation.

Mr. Schmidt will not receive any compensation for his services as sole Director, and sole officer of Medusa Style Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDUSA STYLE CORPORATION By: BRUCE SCHMIDT _______________________________________ Bruce Schmidt President, Chief Executive and Chief Financial Officer

Dated: December 4, 2006